Basic and Diluted Net Loss per Share (Tables)	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Schedule of Earnings Per Share Computation	The computation of earnings per share for the years ended December 31, 2020, 2021 and 2022 is as follows:

	Year Ended December 31
	2020	2021	2022
	(US$ thousand)
Numerator:
Net loss	$(3,115)	$(72,355)	$(120,380)
Cumulative undeclared dividends on convertible redeemable preferred shares	(6,715)	—	—
Accretion on convertible redeemable preferred shares to redemption value (Note 16)	(193,466)	—	—
Net loss attributable to Agora, Inc.’s ordinary shareholders - basic and diluted	(203,296)	(72,355)	(120,380)
Denominator:
Denominator for basic and diluted loss per share
weighted-average ordinary shares outstanding(1)	268,849,967	440,864,190	446,426,914
Basic and diluted loss per share	$(0.76)	$(0.16)	$(0.27)

(1)
Options exercisable for a minimal exercise price are included in the denominator of basic loss per share calculation once there are no further vesting conditions or contingencies associated with them, as they are considered contingently issuable shares. Accordingly, a weighted average of 1,457,697 shares related to these options, for which the exercise price is zero dollars per share, are included in the denominator for the computation of basic loss per share for the year ended December 31, 2022.

Schedule of Antidilutive Ordinary Shares Excluded from Computation of Earnings Per Share

The following ordinary shares equivalent were excluded from the computation of diluted net loss per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	Year Ended December 31
	2020	2021	2022
Preferred shares - weighted average	86,731,855	—	—
Share options - weighted average	39,846,432	39,790,418	27,465,692
Restricted share - weighted average	479,275	204,129	369,050
Restricted share units - weighted average	32,870	471,680	942,501
VPP shares – weighted average	39,311	72,257	343,984